SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2003

INTERCEPT, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release dated November 12, 2003, including Condensed Consolidated Statements of Operations for the Three and Nine Months ended September 30, 2003 and 2002 and Condensed Consolidated Balance Sheets as of September 30, 2003 and December 31, 2002.

99.2	Condensed Consolidated Statement of Cash Flows for the Nine Months Ended September 30, 2003.

99.3	Reconciliations of non-GAAP financial measures presented during analyst meeting to comparable GAAP financial measures.

Item 12.	Results of Operations and Financial Condition

On November 12, 2003, InterCept, Inc. issued a press release regarding its earnings for the three and nine months ended September 30, 2003. Included with the release were InterCept’s Condensed Consolidated Statements of Operations for the Three and Nine Months ended September 30, 2003 and 2002 and InterCept’s Condensed Consolidated Balance Sheets as of September 30, 2003 and December 31, 2002. The full text of the press release is set forth in Exhibit 99.1 hereto. Also on that day, InterCept held a meeting with analysts to discuss operations and earnings. The meeting was webcast.

During the analyst meeting, Scott Meyerhoff, InterCept’s Chief Financial Officer, disclosed two non-GAAP financial measures in his discussions with the analysts present at the meeting.

First, Mr. Meyerhoff disclosed that cash flows from operations for the nine months ended September 30, 2003 totaled $21.7 million, excluding client payouts. Attached as Exhibit 99.2 is InterCept’s Condensed Consolidated Statement of Cash Flows for the Nine Months Ended September 30, 2003. Exhibit 99.3 contains a reconciliation of GAAP cash flows from operations to cash flows from operations excluding client payouts. InterCept believes that the non-GAAP financial measure “cash flows from operations excluding client payouts” is useful to investors because it reflects the cash flows of the business without the client payouts required in the merchant services division and gives investors a sense of the strong performance of InterCept’s financial institutions division.

Second, Mr. Meyerhoff disclosed that revenue growth in InterCept’s financial institutions division during the quarter ended September 30, 2003 was 7.8%, but that revenue growth, excluding customer reimbursements, was 11.7%. Also included in Exhibit 99.3 is a reconciliation of the financial institutions revenue growth rate to the growth rate excluding customer reimbursements. InterCept believes that the non-GAAP financial measure “revenue growth from financial institutions division excluding customer reimbursements” is useful to investors because it better reflects the growth of its financial institutions segment, given that the amount of customer reimbursements is a pass-through item related to postage and out of pocket travel paid on behalf of and reimbursed by InterCept’s customers.

InterCept intends to file the full text of the slide show presentation from the meeting and the transcript of the meeting within five days of the presentation. Pursuant to General Instruction B.6 of Form 8-K, the exhibits to this report are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but are instead furnished as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

By:	/s/ Scott R. Meyerhoff

Scott R. Meyerhoff Chief Financial Officer

Dated: November 12, 2003

EXHIBIT INDEX

Exhibit

99.1	Press release dated November 12, 2003, including Condensed Consolidated Statements of Operations for the Three and Nine Months ended September 30, 2003 and 2002 and Condensed Consolidated Balance Sheets as of September 30, 2003 and December 31, 2002.

99.2	Condensed Consolidated Statement of Cash Flows for the Nine Months Ended September 30, 2003.

99.3	Reconciliations of non-GAAP financial measures presented during analyst meeting to comparable GAAP financial measures.